SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 13, 1998

       Providian National Bank (formerly First Deposit National Bank)
                  on behalf of the Providian Master Trust
                 (formerly the First Deposit Master Trust)
             (Exact name of registrant as specified in charter)

                                      33-59922
                                      33-84844
                                      33-99462
   United States of America          333-22131               02-0118519
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)        File No.)            Identification No.)

      295 Main Street
      Tilton, New Hampshire                      03276
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348

                 Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events.

          Providian National Bank entered into Amendment No. 5 dated as of August 1, 1998 ("Amendment No. 5") to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee. A copy of Amendment No. 5 is attached as Exhibit 4.1. Amendment No. 5, among other things, allows Providian National Bank to remove charged-off receivables from the Trust without obtaining any Rating Agency consent. Amendment No. 5 also provides that the initial cash proceeds received by Providian National Bank from the disposition of a group of removed charged-off receivables will be treated as Recoveries by the Trust (with any residual amounts payable to Providian National Bank remaining the property of Providian National Bank). The effect on the Trust of such a removal and sale of charged-off receivables will be to accelerate the receipt of Recoveries that might otherwise be received by the Trust in future months. On August 13, 1998, Providian National Bank removed from the Trust the charged-off receivables from approximately 32,000 accounts. The initial cash proceeds from the disposition of these receivables will be reported as Recoveries for the month of August.


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                                 Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                              PROVIDIAN MASTER TRUST

                              By:  PROVIDIAN NATIONAL BANK,
                                   Servicer

                              By: /s/ Miranda Mengis
                                 ---------------------------
                                 Miranda Mengis
Date:  September 3, 1998         Vice President


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                               EXHIBIT INDEX

Exhibit No.

   4.1 Amendment No. 5 dated as of August 1, 1998 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and supplemented, between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee.



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                                                                EXHIBIT 4.1



                         AMENDMENT No. 5 dated as of August 1, 1998,
                    to the Pooling and Servicing Agreement dated as of June 1, 1993, between PROVIDIAN NATIONAL BANK (formerly known as First Deposit National Bank), a national banking association, as Seller and Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

          WHEREAS the Seller, the Servicer and the Trustee are parties to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended by AMENDMENT No. 1 dated as of May 1, 1994, AMENDMENT No. 2 dated as of June 1, 1995, AMENDMENT No. 3 dated as of March 1, 1997 and AMENDMENT No. 4 dated as of June 1, 1998, and as supplemented by SUPPLEMENTAL AGREEMENT No. 1 dated as of January 1, 1998 (as so amended and supplemented, the "Agreement"); and

          WHEREAS the Seller, the Servicer and the Trustee now wish to amend the Agreement as set forth herein;

          NOW, THEREFORE, the Seller, the Servicer and the Trustee hereby agree as follows:


                              ARTICLE I

                             DEFINITIONS

          SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined here in shall have the meaning ascribed to them in the Agreement.


                             ARTICLE II

                       AMENDMENTS TO AGREEMENT

          SECTION 2.01. Amendment to Section 1.01 of the Agreement.
(a) The term "Grouped Charge Off Disposition" and the definition thereof is added to Section 1.01 of the Agreement as follows:

          "Grouped Charge Off Disposition" shall mean a transaction in which all or substantially all of the assets sold or re-securitized consist of previously charged off amounts.

          (b) The definition of the term "Recoveries" in Section
1.01 of the Agreement is amended and restated as follows:


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          "Recoveries" shall mean all amounts received by the
     Servicer with respect to Receivables which have previously become Defaulted Receivables, including Insurance Proceeds, and shall include any cash proceeds received by the Seller initially upon the sale or re-securitization by the Seller of Defaulted Receivables removed from the Trust to the extent such sale or re-securitization is made pursuant to a Grouped Charge Off Disposition, and excluding, in the case of any such Defaulted Receivables removed from the Trust, (a) any amount received by the Seller other than pursuant to a Grouped Charge Off Disposition and (b) any amounts received by the Seller with respect to Defaulted Receivables removed from the Trust pursuant to a Grouped Charge Off Disposition if such amounts do not constitute cash proceeds received by the Seller upon the initial sale or re-securitization of such Defaulted Receivables.

          Section 2.02. Amendments to Section 2.09 of the Agreement.
(a) The first paragraph of Section 2.09 of the Agreement is amended by the addition of the following phrase following the words "and all proceeds thereof":

     but excluding all Recoveries relating thereto resulting from the sale or re-securitization of Receivables pursuant to a Grouped Charge Off Disposition

          (b) Section 2.09(c) of the Agreement is hereby amended and restated in its entirety as follows:

          (c) such Seller shall have represented and warranted on or prior to the date that is 10 Business Days after the Removal Date that the list of Removed Accounts delivered pursuant to paragraph (b) above was, as of the Removal Date, true and complete in all material respects (except the balances set forth in such list of Removed Accounts, which shall be true and correct in all material respects as of the Removal Notice
     Date);

          (c) Section 2.09(d) of the Agreement is hereby amended and restated in its entirety as follows:

          (d) the Rating Agency Condition shall have been satisfied with respect to such removal; provided, however, that if the aggregate amount of Principal



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     Receivables outstanding in such Removed Accounts is zero, the
     Rating Agency Condition shall not apply;

          Section 2.03. Amendment to Exhibit C to the Agreement.

          (a) Section 3(a) of Exhibit C to the Agreement is hereby amended by adding the following phrase at the end of said Section
3(a):

     resulting from the sale or re-securitization of Receivables pursuant to a Grouped Charge Off Disposition.

          (b) Section 4(c) of Exhibit C to the Agreement is hereby amended and restated in its entirety as follows:

               (c) The list of Removed Accounts delivered pursuant to Section 2.09(b) of the Agreement is true and complete in all material respects as of the Removal Date (except that the balances set forth in such list of Removed Accounts are true and correct in all material respects as of the Removal Notice
     Date).


                             ARTICLE III

                            MISCELLANEOUS

          SECTION 3.01. Ratification of Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as amended by this Amendment shall be read, taken and construed as one and the same instrument.

          SECTION 3.02. Amendment. The Agreement may be amended from time to time only if the conditions set forth in Section 13.01 of the Agreement are satisfied.

          SECTION 3.03. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          SECTION 3.04. GOVERNING LAW. THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE


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STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


          IN WITNESS WHEREOF, the Seller, the Servicer and the
Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                          PROVIDIAN NATIONAL BANK,
                          Seller and Servicer,

                            by /s/ Miranda Mengis
                               -------------------------
                               Name:  Miranda Mengis
                               Title: Vice President


                          BANKERS TRUST COMPANY,
                          Trustee,

                            by /s/ Patricia M.F. Russo
                              --------------------------
                              Name:  Patricia M.F. Russo
                              Title: Vice President